UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299		91101
Pasadena, California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

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N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07        Submission of Matters to a Vote of Security Holders

Alexandria Real Estate Equities, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) on May 25, 2011.  At the Annual Meeting, there were present in person or by proxy 50,595,064 shares of the Company’s common stock, representing approximately 91.1% of the total outstanding eligible votes and constituting a quorum.  Set forth below are the voting results for the four proposals considered and voted upon at the 2011 Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2011 (the “2011 Proxy Statement”):

1.         Election of Directors

The Company’s stockholders elected, by the votes indicated below, each of the following seven persons to serve as directors of the Company until the Company’s 2012 annual meeting of stockholders and until their successors are duly elected and qualify:

Director	For	Withheld
Joel S. Marcus	48,508,648	1,252,148
Richard B. Jennings	47,776,733	1,984,063
John L. Atkins, III	49,438,882	321,914
Richard H. Klein	47,777,278	1,983,518
James H. Richardson	49,330,001	430,795
Martin A. Simonetti	49,282,123	478,673
Alan G. Walton	47,933,693	1,827,103

Broker non-votes (proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock) totaled 834,268 for each director nominee.

2.         Ratification of Appointment of Independent Public Registered Accountants

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011. 49,438,329 votes were cast “for” the ratification, 1,155,293 votes were cast “against” the ratification and 1,442 votes abstained.  Additionally, there were no broker non-votes for this proposal.

3.                                    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s 2011 Proxy Statement.  31,093,892 votes were cast “for” the approval, 18,646,538 votes were cast “against” the approval and 20,366 votes abstained.  Additionally, there were 834,268 broker non-votes for this proposal.

4.                                    Non-binding Advisory Vote on the Frequency of Non-binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders voted, on a non-binding, advisory basis, to determine the frequency of non-binding, advisory stockholder votes on the compensation of the Company’s named executive officers, as disclosed in the Company’s 2011 Proxy Statement.  43,734,859 votes were cast for “one year,” 16,172 votes were cast for “two years,” 5,961,001 votes were cast for “three years,” and 48,764 votes abstained.  Additionally, there were 834,268 broker non-votes for this proposal.

A majority of stockholders favored an annual non-binding, advisory vote on the compensation of the Company’s named executive officers.  Based on the Board of Director’s recommendation in the 2011 Proxy Statement and the voting results with respect to this proposal, the Company has determined to hold a non-binding, advisory vote on compensation of its named executive officers annually until the next required non-binding, advisory vote on the frequency of the shareholder vote on compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: June 1, 2011	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer